EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

      I, Kevin Cappock, Chief Executive Officer of Pinpoint Recovery Solutions Corp, a Delaware corporation (the "Registrant"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Transition Report on Form 10-K for the transition period of the Registrant from April 1, 2007 through December 31, 2007 resulting from the change of the Company's fiscal year end from March 31 to December 31 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2008                                       /s/ Kevin Cappock
                                                         -----------------------
                                                  Name:  Kevin Cappock
                                                  Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.